Restoring Function Enhancing Lives August 7, 2020 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These forward-looking statements include, but are not limited to, statements concerning: future product development plans and projected timelines for the initiation and completion of preclinical and clinical trials; the potential for the results of ongoing preclinical or clinical trials and the efficacy of Histogen’s drug candidates; the potential market opportunities and value of drug candidates; other statements regarding future product development and regulatory strategies, including with respect to specific indications; any statements regarding Histogen’s future financial performance, results of operations or sufficiency of capital resources to fund operating requirements; and any other statements that are not statements of historical fact. These statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: any impact of the COVID-19 pandemic on our business, our expectations regarding potential benefit of our strategy and technology; Histogen’s need for, and the availability of, substantial capital in the future to fund its operations and research and development activities; risks related to Histogen’s ability to manage its operating expenses; Histogen’s ability to continue to successfully progress research and development efforts and to create effective, commercially-viable products; and the success of Histogen’s product candidates in completing pre-clinical or clinical testing and being granted regulatory approval to be sold and marketed in the United States or elsewhere. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Histogen’s reports filed with the SEC, including the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and available at the SEC’s Internet website (www.sec.gov). Except as required by law, Histogen undertakes no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Histogen is developing potential first-in-class restorative therapeutics that ignite the body’s natural process to repair and maintain healthy biological function Proprietary hypoxia-generated growth factor technology platform Strong intellectual property portfolio Pipeline focused on multiple therapeutic indications Underserved, large global markets Solid balance sheet with forecast cash runway into 2Q21

Technology Platform Yields Multiple Product Candidate Opportunities

- Growing fibroblast cells under simulated embryonic conditions to induce them to become multipotent with stem cell like properties
- Spectrum of products created from core technology
  - ***Human Multipotent Cell Conditioned Media, or CCM*** contains growth factors and soluble matrix proteins that stimulate stem cells *in vivo* - key ingredient in skin care products, injectable hair growth and spinal disc regeneration
  - ***Human Extracellular Matrix, or hECM*** contains insoluble matrix proteins that act as a soft tissue replacement, dermal filler, and support cell ingrowth for cartilage/bone regeneration
- Scalable and reproducible manufacturing process
- Comprehensive IP portfolio (technology platform, compositions) with 50 global issued and pending patents


Human Fibroblasts
Beads
Bioreactor simulates embryonic enviroment, stimulating the cells to develope stem cell markers and properties
Cell Conditioned Media
Concentrate & Formulate Skincare ingredient
Concentrate for hair growth formulation and spinal disk regeneration
Extracellular Matrix
Soft tissue augmentation
Cartilage/bone regeneration
dermal filler

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Robust Pipeline Preclinical Phase 1 Phase 2 Phase 3 Marketed/Partner CCM Cosmetics HST 001 Hair Growth (HSC) HST 002 Dermal Filler (hECM + Lidocaine) HST 003 Joint Cartilage (hECM) HST 004 Spine (CCM) World Wide Rights China

Large Addressable Markets 1 Histogen estimate, U.S. only 2 Histogen market research, U.S. only $3.6 billion ——— Annual spend on hair loss, targeting men aged 30-49 (1) $1.1 billion ——— Annual spend on dermal fillers, 1.2 million patients receiving dermal fillers annually (2) (1) $0.9 billion ——— Annual spend on intra-articular injections and prescription analgesics, 0.2 million patients considering joint repair(2) (1)

HST 001 Hair Growth A minimally-invasive treatment to promote new hair growth where existing treatments only reduce hair loss

HST 001 Hair Growth Overview If approved, HST 001, would be the only product to grow new terminal hairs. Current approved products preserve existing hair to reduce overall hair loss Human proteins and growth factors stimulate resting hair follicles to produce new cosmetically-relevant hair Minimally invasive HSC injections throughout thinning area of the scalp; administered by dermatologists and cosmetic surgeons Three completed company-sponsored clinical studies Strong safety and tolerability profile Near-term milestones Topline data expected 4Q20

HST 001 Hair Growth

Clinical Proof-of-Concept

Three Completed Company-Sponsored Clinical Trials

- Pilot in male pattern hair loss
- Phase 1a in male pattern hair loss
- Phase 1a in female diffuse hair loss

Strong Safety Profile

- No kidney, liver or bone marrow toxicity
- No severe adverse events
- Treatment well tolerated across all subjects

Statistically and Cosmetically Significant New Hair Growth

Over 85% of men treated showed new terminal hair growth across all studies


Pilot Trial Male Pattern Hair Loss
3 Month and 1 Year
40.00
35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
-5.00
-10.00
-15.00
% Change in Hair Number/cm²
*
**
Control Density Terminal Hairs (n/cm²)
Control Density Vellus Hairs (n/cm²)
HSC Density Terminal Hairs (n/cm²)
HSC Density Vellus Hairs (n/cm²)
3 Month
1 Year
*p<0.050
**p=0.029


Phase 1a Trial Male Pattern Hair Loss
12 Weeks
28
23
18
13
8
3
-2
% Change
*
**
Vellus Hair Count
Terminal Hair Count
*p=0.033
**p=0.0135

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Objective: Optimal dosing of HSC in male pattern hair loss Enrollment Criteria: 36 men, aged 20-55 Male pattern hair loss (Norwood-Hamilton 2A, 3, 3V, 4, 4A) Treatment Regimen: 20 injections of HSC week 0, week 6, week 12 20 injections of placebo (PBS) week 0, week 6, week 12 Endpoints: Adverse events and safety parameters Non-vellus hair count vs. baseline week 18, measured by Canfield macrophotography Total count, hair thickness density, terminal and vellus hair counts at week 26, measured by Canfield macrophotography HST 001 Hair Growth Phase 1b/2a Protocol – Enrollment Complete

Histogen

HST 001 Phase 1b/2a

Phase 1b/2a Study Data Success Criteria

Study Endpoints:

- No serious adverse events or indicators of of toxicity
- Statistically significant improvement in the following parameters based on Canfield Macrophotography analysis of subjects at week 18:
  - Absolute change in total hair count vs. baseline at week 18 (at least 18 more hairs in target area are significant)
  - Relative change in vellus and non-vellus hair count vs. baseline
  - Hair thickness density vs. baseline
  - Growth in vertex region and/or temporal region
  - Comparison of growth parameters between drug and control arms

Restoring hair in vertex and temporal region


5x
10x
5x
5x

20 x 0.1 mL injections, Wk 0, Wk 6 & Wk 12

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hECM Fillers Human-derived collagen and extracellular matrix dermal fillers for delivering longer-lasting treatment of facial folds and wrinkles

HST 002 Dermal Filler Overview If approved, HST 002, would be the only filler providing all-human and naturally produced collagen with dermal matrix proteins hECM filler provides the natural proteins found in young, healthy skin all-human and naturally produced collagen with dermal matrix proteins Potentially longer-lasting effects (12 months vs. 6 months) and better safety profile than currently available treatments Potentially reduces risk of inflammation seen with other fillers Validated regulatory pathway Near-term milestones Study initiation expected 4Q20 Topline data expected 1Q20

HST 002 Dermal Filler Phase 1 Study Protocol Objective: Evaluate human extracellular matrix (hECM) as a dermal filler in direct comparison to Restylane-L in moderate to severe nasolabial folds Enrollment Criteria: 22 patients - men and women; 2 clinical sites Treatment Regimen: hECM filler up to 3 mL per nasolabial fold Restylane-L up to 3 mL per nasolabial fold Endpoints: Adverse events and safety parameters Responder rate based on evaluating investigator assessment of nasolabial folds at month 3 FACE-Q Appraisal at month 3 Participant assessments of global aesthetic improvement at months 3 and 6

hECM Joint Cartilage Human extracellular matrix regenerates hyaline cartilage for the treatment of articular cartilage defects with a novel malleable scaffold that stimulates the body’s own stem cells.

HST 003 Joint Cartilage Overview If approved, HST 003, would be the only product to regenerate hyaline cartilage which could potentially improve functionality and mobility as well as provide reduction in inflammation, potentially reducing pain. Malleable scaffold applied to full-thickness chondral lesions as part of an arthroscopic microfracture procedure for the treatment of knee disorders Increase angiogenesis allowing for improved cell proliferation and differentiation Produces no immune response Near-term milestones Anticipated IND filing 4Q20 Phase 1/2 trial initiation expected 1Q21

HST 003 Joint Cartilage Preclinical Proof-of-Concept Rat model Untreated defects (10) - extensive fibrotic tissue and no articular cartilage at 6 weeks Treated defects (10) - congruent and smooth cartilage regeneration and integration with surrounding cartilage at 6 weeks (O’Driscoll p<0.001) Rabbit model Untreated defects (12) - fibrous tissue that did not restore the articular surface at 24 weeks Treated defects (12) - articular cartilage formation with structural integrity and homogeneity at 24 weeks (O’Driscoll p<0.001) Goat model Untreated defects (16) were characterized by large voids filled with fibrotic tissue at 12 months At 12 months, hECM-treated defects (16) showed mature hyaline cartilage/vascularized bone and integration of regenerated tissue with adjacent tissue Control hECM Proof-of-concept efficacy firmly established in multiple in vivo animal models

HST 003 Joint Cartilage Phase 1/2 Protocol Objective: Evaluate the safety of hECM paste delivered arthroscopically during microfracture procedure Enrollment Criteria: 15 patients who are candidates for microfracture surgery Recent focal cartilage defects of 2 - 4cm2 in the knee 3 sites: Walter Reed Medical Center, Oasis MD, and The Steadman Clinic Treatment Regimen: Microfracture + HST 003 Microfracture alone Endpoints: Adverse events and safety parameters KOOS and IKDC scores to evaluate pain and joint function MRI to quantify hyaline cartilage regeneration and tissue inflammation Blood levels of Collagen 2 biomarker

Summary and Leadership

2020 2020 2021 Q2 Q3 Q4 Q1 Q2 Q3 Q4 HST 001 HST 002 HST 003 HST 004 Key Clinical Development Milestones Initiated Phase 1b/2a study Submit IND Initiate Phase 1 trial Initiate Phase 1/2 study Top-line data readout Submit IND Top-line data readout Top-line data readout (June 2020)

Accomplished Leadership Team Gail Naughton, Ph.D. Founder/Chief Scientific Officer Martin Latterich, Ph.D. Sr. VP of Technical Operations Richard Pascoe President and CEO Susan Knudson Chief Financial Officer

Positioned for Growth Validated Technology: Demonstrated pre-clinical/clinical proof of concept with HSC and hECM CCM marketed by Allergan in their SkinMedica TNS A+ brand Strategic Pipeline: Targeting high-value markets with potential first-in-class product candidates Clinical development programs designed to address strategic needs of potential acquirors/partners Multiple Clinical and Regulatory Inflection Points in 2020 and 2021: HST 001 trial enrollment completed July’20, top-line data expected 4Q20 HST 002 IDE filed 2Q20, trial initiation expected 4Q20, top-line data expected 1Q21 HST 003 IND filing expected in 4Q20, trial initiation and top-line data expected in 2021 Strong Balance Sheet Current cash expected to support runway into 2Q21 Experienced Management Team: Management has extensive development and public company experience

Restoring Function Enhancing Lives August 7, 2020